UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 4, 2017

HealthSouth Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.     Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 4, 2017, HealthSouth Corporation (the "Company") held its 2017 annual meeting of stockholders (the "Annual Meeting") at the corporate headquarters in Birmingham, Alabama. At the Annual Meeting, the stockholders of the Company voted on the following proposals:

1.	election of all ten persons nominated by the Company's board of directors;

2.	ratification of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm;

3.
approval of the compensation of the Company's named executive officers, as disclosed in the proxy statement filed on March 24, 2017 pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and

4.
approval of the the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

As of the record date for the Annual Meeting, there were 89,521,110 shares of the Company's common stock issued and outstanding. Each share of common stock was entitled to one vote on each matter properly brought before the Annual Meeting. The common stock voted together as a class. Votes representing 94.3% of the combined voting power of the common stock were present in person or represented by proxy at the Annual Meeting.
The final voting results for the Annual Meeting were as follows:

•	Proposal 1, election of directors, each of the nominees was elected:

Name of Nominee	Votes For	Votes Withheld	Votes Abstained
John W. Chidsey	77,712,213	739,858	N/A
Donald L. Correll	77,501,211	950,860	N/A
Yvonne M. Curl	77,762,844	689,227	N/A
Charles M. Elson	77,230,380	1,221,691	N/A
Joan E. Herman	78,125,013	327,058	N/A
Leo I. Higdon, Jr.	77,423,344	1,028,727	N/A
Leslye G. Katz	78,143,556	308,515	N/A
John E. Maupin, Jr.	77,248,578	1,203,493	N/A
L. Edward Shaw, Jr.	77,494,230	957,841	N/A
Mark J. Tarr	78,012,894	439,177	N/A

•	Proposal 2, ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm, passed:

Votes For	Votes Against	Votes Abstained
83,265,841	1,105,768	82,611

•	Proposal 3, approval of the compensation of the Company's named executive officers, passed:

Votes For	Votes Against	Votes Abstained
75,888,325	2,453,685	110,061

•	Proposal 4, frequency with which stockholders are provided an advisory vote on executive compensation, which options received the following votes:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Votes Abstained
70,121,622	174,832	7,981,280	174,337

Proposals 1, 3, and 4 each received 6,002,149 broker non-votes. There were no broker non-votes on Proposal 2.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

 HEALTHSOUTH CORPORATION

By:	/S/ Patrick Darby
	Name:	Patrick Darby
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: May 8, 2017